SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 17, 2002


                           SPECTRASITE HOLDINGS, INC.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         0-27217                                        56-2027322
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         (Commission File Number)       (I.R.S. Employer Identification Number)


                            100 REGENCY FOREST DRIVE
                                    SUITE 400
         CARY, NORTH CAROLINA                           27511
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         (Address of principal executive offices)       (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.
         ------------

         On June 17, 2002, SpectraSite Holdings Inc. (the "Company") issued a press release indicating that certain holders of the Company's outstanding 10.75% Senior Notes due 2010, 12.50% Senior Notes due 2010, 12.00% Senior Discount Notes due 2008, 11.25% Senior Discount Notes due 2009 and 12.875% Senior Discount Notes due 2010 (collectively, the "Notes") had filed a complaint in the United States District Court for the District of Delaware seeking, among other things, to enjoin the Company from consummating its cash tender offers to purchase a portion of the Notes.

         A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         99.1     Press Release dated June 17, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SPECTRASITE HOLDINGS, INC.

Dated:     June 18, 2002           BY:  /s/ Daniel I. Hunt
                                        ---------------------------------------
                                                Daniel I. Hunt
                                                Vice President and
                                                Principal Accounting
                                                Officer



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EXHIBIT INDEX
-------------

         99.1     Press Release dated June 17, 2002.